                 =============================================

                              THE CHINA FUND, INC.

                 =============================================





                               SEMI-ANNUAL REPORT

                                 APRIL 30, 1998








                                       ---------------------------------------
                                       THE CHINA FUND, INC.
                                       TABLE OF CONTENTS
                                                                         Page
                                                                         ----
                                       Chairman's Statement                 1
                                       Investment Managers' Statement       2
                                       About the Portfolio Managers        10
                                       Schedule of Investments             11
                                       Financial Statements                16
                                       Notes to Financial Statements       20
                                       Dividends and Distributions;
                                          Dividend Reinvestment
                                          and Cash Purchase Plan           24

                                       ---------------------------------------

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
================================================================================
Dear Stockholders:                                                  May 27, 1998


I am pleased to present the interim report on The China Fund Inc. for the six months ended April 30, 1998. Due to the effect of the Asian currency crisis on Chinese securities, the per share Net Asset Value ("NAV") of the Fund fell 21.4% to US$12.88 (after adjusting for the January capital gains distribution of $0.5003 per share) from US$16.97. The market price of the Fund declined by 16.9% to US$10.69 from US$13.31. Over the period, the Hang Seng Index fell 2.3% and the Hong Kong Stock Exchange "H" Share Index lost 35.4%. The Shanghai and Shenzhen "B" share indices declined by 19.3% and 24.2%, respectively.

As of April 30, 1998, the Fund held investments in eleven companies within the Fund's Direct Investment Portfolio. Its holdings included companies conducting business in telecommunications, property development, refrigerator manufacturing, sanitaryware manufacturing and distribution, textiles, glass, tollroad operations and granite and marble products. Three of the eleven direct investments held by the Fund, Guangdong Kelon Electrical Holdings Company Limited, Road King Infrastructure Limited and CM Telecom International Limited, are currently listed on the Hong Kong Stock Exchange.

With the financial crisis in Asia continuing into 1998, the stock markets throughout Asia remained volatile. During this turbulent period, China demonstrated remarkable stability. It was able to maintain the exchange rate of its currency, the Renminbi, while registering continued export growth. Over the first four months of this year, China's exports grew by 11.6% year-on-year resulting in a trade surplus of US$14.9 billion. Foreign direct investments also continued to flow into China. New investment projects worth US$13.6 billion were signed during the period, a 12.2% increase over the same period in 1997. Although China faces some tough challenges this year with the implementation of domestic state-owned enterprise and financial system reforms amidst the volatile environment in Asia, we believe that China's long-term growth prospects remain promising.

We thank you for your continuing support and for your interest in the Fund. If you have any questions or comments, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).


Sincerely,


John W. English
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT
================================================================================
Dear Stockholders:                                                  May 27, 1998


REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market closed the six-month period under review down 2.3%. The weakness in neighboring currencies triggered a surge in the Hong Kong Interbank Rate (HIBOR) and a sharp correction in the local stock market over the period. In November and December of 1997, the negative impact from the volatile fluctuation of Asian currencies and the occasional spikes in the HIBOR rate was countered by bargain hunting and some year-end window dressing which kept the Heng Seng Index locked in a 9,500 to 12,000 trading range. However, in January of this year, the sharp depreciation of the Indonesian Rupiah (down 52.4% in one month) and the 0.75% hike in the Hong Kong prime lending rate, from 9.50% to 10.25%, combined to trigger a sharp market correction. The collapse of a large, locally-based securities firm during the month dealt a further blow to the already fragile market. After the Hang Seng Index hit an intra-day low of 7,909 in mid-January, sentiment began to improve as the regional currencies showed some signs of stability. In March, a 0.25% cut in the Hong Kong prime lending rate and the election of Zhu Rongji as China's new premier, who pledged to keep the Hong Kong Dollar (HK$) stable, boosted investor sentiment and lifted the Hang Seng Index to a high of 11,926 during the month. However, the market failed to hold at this level as worries about the economic problems in Japan and the weakening Yen triggered selling in equity markets across Asia. As of April 30, 1998, the Hang Seng Index stood at 10,384 which represented a decline of 2.3% for the period.

Sentiment on the "H" share market was severely affected by the Asian currency crisis over the period. The sharp decline of the Korean Won and the continued weakness of other Asian currencies heightened investors' concern over the negative impact on China's export competitiveness and the threat of a possible devaluation of the Chinese currency, the Renminbi. In particular, petrochemical and steel stocks fell on fear of potential product dumping into China by its neighbors. By the end of January, the "H" share index had fallen to a near historic low of 485 points before rebounding in February on recovery of investor sentiment toward China. The return of stability to the Asian currencies and strong January exports alleviated fears of devaluation of the Renminbi. In addition, Vice Premier Li Lanqing's announcement in late January that China intended to invest US$750 billion in infrastructure development over the next three years was taken by the market as a commitment to a major drive to stimulate growth of China's domestic economy. Investors also turned more positive on China with the confirmation of Zhu Rongji as the country's new premier at the National People's Congress (NPC) meeting in early March.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
During the NPC meeting, Premier Zhu announced plans to increase investment in the areas of infrastructure and low-cost housing to stimulate domestic economic growth. However, in April, the market turned cautious again upon the release of a slower first quarter GDP growth rate of 7.2% (as compared with 8.8% in 1997) and mixed 1997 earnings results for "H" shares. During the period, the "H" share index fell by 35.4% to close at the 624 level.

The "B" share markets also declined during the period under review, with the Shanghai "B" and Shenzhen "B" share indices falling 19.3% and 24.2%, respectively. Similar to the Hong Kong and "H" share markets, buying interest in "B" shares was low due to concern over the stability of the Renminbi and the competitiveness of China's exports.

Despite the economic turmoil in most parts of Asia stemming from the currency crisis, China continued to register encouraging economic statistics in 1998. Export growth was strong at 11.6% during the first four months of 1998, giving rise to a cumulative trade surplus of US$14.9 billion. China's foreign exchange reserve also grew rapidly over this period, to US$146.0 billion at the end of April, up US$6.1 billion from US$139.9 billion at year-end 1997. Contractual foreign direct investments also grew by 12.2% year-on-year to reach US$13.6 billion by the end of April 1998. The Chinese central bank announced a round of interest rate cuts in March and lowered the bank reserve requirement from 13% to 8%. Following the cut in the bank reserve requirements, one-year time deposit rates fell from 5.67% to 5.22%, while the average lending rate was reduced by 0.60%. On the negative side, China's GDP growth slowed to 7.2% over the first three months of 1998 as compared with 8.8% growth in 1997 while inflation, as measured by the National Retail Price Index, fell to -1.7% over the first four months, down from 0.8% last year. Money supply growth, measured by M2, also decreased from 17.3% in 1997 to 14.6% by April 1998.

Notwithstanding the mixed economic data for the period, we believe that with the election of Zhu Rongji as China's new premier, new stimulative measures will likely be introduced in the second quarter of 1998 which should have positive impacts on the economy starting in the second half of this year. The new measures will be targeted at boosting investments for low-cost housing and infrastructure projects. The March cuts in interest rates and bank reserve requirements will also facilitate the increase in bank lending in these key investment areas. Over the period, the Chinese currency also held steady at 8.3 to one US Dollar.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments among the various sectors by market value as of April 30, 1998 and October 31, 1997:

                                                     4/30/98         10/31/97
                                                     -------         --------
HONG KONG SHARES           Conglomerate               20.0%            26.4%
                           Industrial                  4.5             11.8
                           Infrastructure              9.2              6.4
                           Property                    1.7              4.0
                           Utility                     4.5              0.0
                           Transportation              2.2              3.1
                                                     -----            -----
                                                      42.1             51.7
                                                     -----            -----

"H" SHARES                 Industrial                 12.3             16.0
                           Infrastructure              4.2              0.0
                           Utility                     4.8              2.9
                           Transportation              4.7              5.5
                                                     -----            -----
                                                      26.0             24.4
                                                     -----            -----

                           HONG KONG SUB-TOTAL        68.1             76.1
                                                     -----            -----

SHANGHAI "B" SHARES        Industrial                  1.1              3.7
                           Property                    0.0              1.5
                           Service                     1.5              1.8
                           Transportation              1.4              2.4
                           Utility                     4.0              2.8
                                                     -----            -----
                                                       8.0             12.2
                                                     -----            -----

SHENZHEN "B" SHARES        Industrial                  1.5              1.1
                           Property                    0.9              0.8
                                                     -----            -----
                                                       2.4              1.9
                                                     -----            -----

"N" SHARES                 Utility                     4.0              2.9
                                                     -----            -----
                           CHINA SUB-TOTAL            14.4             17.0
                                                     -----            -----

SINGAPORE                  Industrial                  0.0              0.7
                                                     -----            -----

                           Cash                       17.5              6.2
                                                     -----            -----
                           TOTAL                     100.0%           100.0%
                                                     =====            =====

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
During the period under review, the Fund reduced its weighting in Hong Kong, bringing the exposure down to 42.1% from 51.7%. We have increased the Fund's "H" share holding from 24.4% to 26.0%. The exposure to Shanghai "B" shares was decreased to 8.0% from 12.2%, while the weighting in the Shenzhen "B" shares rose from 1.9% to 2.4%. the weighting in "N" shares was also increased from 2.9% to 4.0%. With the prevailing uncertainties in Asia, the cash level was raised to 17.5% from 6.2%.

Over this period, the Fund adopted a more defensive strategy by increasing investments in the infrastructure and utility sectors. We reduced the Fund's holdings in Hong Kong industrial stocks by eliminating our position in Leading Spirit, a large trading and distribution firm of electronic components and appliances into China, due to the fact that the company's profit had been gradually eroded by increasing competition in the market. The Fund had also sold holdings in three other industrial companies, Hauling Holdings, Lamex Holdings and Sinocan Holdings, on lower earnings growth prospects. The Fund's position in New World Development, a Hong Kong property developer, was eliminated on concern of further weakness in the local property prices. We also took profit on two Hong Kong-listed red chip companies, selling China Everbright and reducing Shanghai Industrial Holdings. The Fund invested in a new issue, China Telecom, a leading operator of mobile phone service in China, which is expected to experience rapid growth over the next few years.

Among the "H" shares, we eliminated holdings in Angang New Steel on the expectation that the company will face intensifying competition from imported steel following the recent rounds of currency depreciation in Asia. The Fund's holding in Jingwei Textile Machinery was also sold on expectation of poor earnings outlook as China's textile sector undergoes consolidation. We switched some investments by reducing Beijing Datang Power Generation Co., a power supplier in northern part of China for Huaneng Power International, a listed "N" share with power plants across China, on consideration of a more attractive valuation of the latter company. The Fund also added positions in two toll road companies, Shenzhen Expressway Co. and Zhejiang Expressway Co., which operate in some of China's fastest growing regions.

The Fund trimmed its exposure to Shanghai "B" shares, eliminating Erdos Cashmere and Shanghai Worldbest from the portfolio on concerns over their weaker earnings outlook as competition increases. We also sold Shanghai Lujiazui, a major developer in the Shanghai Pudong area, which suffered from the drastic slowdown of investment inflow to Asia following the outburst of the currency crisis in the region last year. In Shenzhen, the weighting was increased due to market action.

The Fund also eliminated a small holding in a Singapore-listed trading company, Thakral Corp, in light of the poor earnings outlook for the company.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF LISTED INVESTMENTS (CONTINUED)
The following is a summary of the Fund's Top Ten Listed Investments as of April 30, 1998:

                                          NUMBER         MARKET       PERCENT OF
                                        OF SHARES      VALUE (US$)    NET ASSETS
                                        ---------      -----------    ----------

Ng Fung Hong, Ltd.                      5,476,000      $4,948,619        3.5%
Cheung Kong Infrastructure              1,889,000       4,792,002        3.4%
China Telecom (Hong Kong), Ltd.         2,400,000       4,554,609        3.3%
New World Infrastructure, Ltd.          2,100,000       4,513,943        3.2%
Citic Pacific, Ltd.                     1,300,000       3,994,319        2.9%
First Tractor Co., Ltd.                 6,900,000       3,852,633        2.8%
Shanghai Industrial Holdings, Ltd.      1,060,000       3,633,230        2.6%
Zhejiang Expressway Co., Ltd.          14,680,000       3,543,971        2.5%
China Resources Enterprise, Ltd.        2,030,000       3,485,541        2.5%
Qingling Motors Co., Ltd.               8,006,000       3,462,445        2.5%

REVIEW OF  DIRECT INVESTMENTS
As of April 30, 1998, the Fund held investments in eleven companies within its Direct Investment Portion. A description of these investments is set out below.

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC owns a property development project in Dongguan, Guangdong Province, People's Republic of China (PRC). Dongguan New World Gardens (the "Project") is engaged in the development and sale of 10,000 units of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a site of 466,666 square meters. The Project, part of Fucheng New Town, is situated close to the city center and is being developed in phases over a period of six to eight years. At April 30, 1998, NWSC had completed construction of Phases 1 to 5 and Phases 6 and 7 were under construction. NWSC had sold 100% of Phases 1 to 4, and 17% of Phases 5 to 7 as of April 30, 1998. The Fund's investment is valued at cost.

GUANGDONG KELON ELECTRICAL HOLDINGS COMPANY LIMITED ("KELON")
Kelon is engaged in the manufacture and sale of refrigerators in China. It has been the market leader in the PRC refrigerator market in terms of both production and sales volume since 1991. Kelon is currently listed, as a Hong Kong "H" share, on The Stock Exchange of Hong Kong Limited ("HKSE"). During the period, the Fund sold 2,900,729 shares of Kelon from its Direct Investment Portfolio, realizing a US$2.4 million gain. The value of the Fund's Direct Investment Portion of Kelon shares based on the listed share price of HK$7.95 as of April 30, 1998 was US$14.0 million compared with a cost of US$4.5 million.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
CM TELECOM INTERNATIONAL LIMITED ("CHINA MOTION")
China Motion is engaged in the marketing of telecommunications-related products, including paging systems, pagers, transmitters and cables, and the provision of paging services in Hong Kong. China Motion owns a 30% interest in an associated company which operates a cross-border paging service between Hong Kong and the Province of Guangdong. China Motion is currently listed on the Stock Exchange of Singapore and on the HKSE. The value of the Fund's investment in China Motion based on the share price of HK$1.50 as of April 30, 1998 was US$3.04 million compared with a cost of US$2.63 million.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute a complete line of high quality sanitaryware for American Standard Inc., ("ASI"), a US-based world leader in the manufacturing of plumbing products, through the acquisition of majority equity stakes in operating and newly established joint ventures in China. ASI provides management support, technology know-how and the use of the American Standard trade name. The Fund's investment is valued at cost.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. Due to cash flow problems, Siu Fung has been unable to service its debt obligations as they fall due. Siu Fung has been in negotiations with its banks and potential investors on a debt restructuring plan and potential investment in the company. In October 1996, the Board of Directors decreased the value of the Fund's direct investment in Siu Fung from US$8.0 million to zero. In April 1998, Shui Hua Development and Enterprises Limited, a company controlled by the Ministry of Light Industry in China, and China Everbright International Limited jointly announced an offer to invest in the listed parent company of Siu Fung subject to a debt restructuring proposal being accepted by all parties.

WING HONG HOLDINGS LIMITED ("WING HONG")
Wing Hong was a vertically integrated cashmere yarn and knitwear manufacturer. Wing Hong exported private-label knitwear through importers and wholesalers to up-market retailers. During its fiscal year ending March 31, 1996, Wing Hong experienced a substantial downturn in sales. As a result, the main operating subsidiary of Wing Hong went into liquidation in May 1996. In 1996, the Board of Directors decreased the value of Fund's direct investment in Wing Hong from US$3.75 million to zero.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
CHINA SOUTHERN GLASS HOLDING COMPANY LIMITED ("CHINA SOUTHERN GLASS")
China Southern Glass is one of the leading processed glass manufacturers in China and one of the first companies to issue "B" shares to foreign investors for trading on the Shenzhen Stock Exchange in 1992. China Southern Glass is expanding through the establishment of a float glass production plant utilizing western technologies and equipment. The value of the Fund's investment in China Southern Glass as of April 30, 1998 was US$2.28 million compared with a cost of US$2.31 million.

WAI KEE CHINA INVESTMENTS (BVI) COMPANY LIMITED ("WAI KEE")
Wai Kee is an investment holding company that owns a group of companies and joint ventures (the "Group") in China engaged in tollroad operations, building materials manufacturing and trading, construction equipment trading and quarry concession operations. The Group has concessions to operate eighteen tollroads in China. Wai Kee's major shareholder is Wai Kee Holdings Limited ("WKH"), a company listed on the HKSE, which is engaged in quarrying, civil engineering and dredging in Hong Kong. The Fund's investment is valued at cost; however, the Fund is expected to be able to exercise a right to convert its investment in Wai Kee into the listed shares of WKH at a conversion price of HK$1.34 in July 2000. The share price of WKH as of April 30, 1998 was HK$1.71.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King holds interests in and operates twenty-six tollroads located in China with a combined length of approximately 820 kilometers. Road King is a 44% subsidiary of Wai Kee China Investments (BVI) Company Limited, a company in which the Fund has an existing investment. Road King is currently listed on the HKSE. In April 1998, Stagecoach Holdings PLC acquired 20% of Road King from AIG's Asian Infrastructure Fund at a price of HK$8.00 per share and subscribed for convertible preference shares totaling US$65 million at a conversion price of HK$8.56 per share. The value of the Fund's Road King shares based on the listed share price of HK$6.95 as of April 30, 1998 was US$1.8 million compared with a cost of US$1.9 million.

COMPANION MARBLE HOLDINGS LIMITED ("CML")
CML, through its various subsidiaries, is engaged in the processing, wholesaling and retailing of and the provision of installation services for granite and marble products in Hong Kong and China. CML operates three granite and marble processing workshops, two located in Hong Kong and one in Dongguan, and commenced operations at a new 30,000 square meter block cutting factory in Dongguan in October 1996. The Fund's Convertible Bond is valued at cost, and is convertible at the Fund's discretion into the listed shares of CML.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
================================================================================

REVIEW OF DIRECT INVESTMENTS (CONTINUED)
SHANGHAI LINKS EXECUTIVE COMMUNITY LIMITED ("SLEC")
SLEC is a company incorporated to develop and manage a high quality, western style residential community providing residences, an American International School, healthcare and recreational facilities in Shanghai. SLEC owns the land use rights for a site of 1.4 million square meters where a total of 474 custom-built detached villas and 326 apartments will be constructed. The villas and apartments are targeted for lease to multinational corporations for use by senior expatriate employees. The Fund's investment is valued at cost.



Sincerely,
Stella S.M. Yiu, Listed Investment Manager
Michael L.H. Tsang, Direct Investment Manager

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
================================================================================

LISTED INVESTMENT MANAGER
Ms. Stella S.M. Yiu has served as the portfolio manager for the Fund's portfolio of listed securities since December 1993. Ms. Yiu holds a Bachelor of Arts degree in economics from Saint Catharine's College, Cambridge University. She is currently an executive director of HSBC Asset Management Hong Kong Limited responsible for managing investments and formulating strategies for the Asia-Pacific equity markets. She has had over eleven years of experience in portfolio management in Asia. Prior to joining HSBC Asset Management Hong Kong Limited, Ms. Yiu held a senior investment position at GT Management, with responsibilities for Asian regional equity funds and dedicated country portfolios.

Ms. Yiu will share the responsibility for the day to day management of the Fund's listed portfolio with Richard C. Wong, an Associate Director at HSBC Asset Management Hong Kong Limited. Mr. Wong first joined HSBC Asset Management Hong Kong Limited in 1993 as an investment manager specializing in China and Taiwan equities. In 1995 he began working for Nikko Capital Management in Hong Kong before returning to HSBC Asset Management Hong Kong Limited in January of 1997. Mr. Wong holds a BA in Economics and Computer Science from Columbia University and an MBA in Finance from New York University.

DIRECT INVESTMENT MANAGER
Mr. Michael L.H. Tsang has served as the portfolio manager of the Fund's direct investment portfolio since February 1998, following the resignation of Mr. David F.J. Paterson. He is a director of HSBC Private Equity Management Hong Kong Limited and a Deputy Managing Director of HSBC Private Equity Management Limited. Prior to joining HSBC Private Equity Management Limited, Mr. Tsang worked for Price Waterhouse in London and Shanghai specializing in acquisition due diligence projects and corporate recovery. He is a member of The Institute of Chartered Accountants in England and Wales. Mr. Tsang holds an MA degree from St. Anne's College, Oxford, England.

Mr. Tsang will share the responsibility for the Fund's direct investment portfolio with Vincent J. Warner, the Finance Director of HSBC Private Equity Management Limited. Prior to joining HSBC Private Equity Management Limited, Mr. Warner worked for AusAsean Management Limited, the direct investment subsidiary of the AusAsean Group in Australia. Mr. Warner holds an MA degree from Oriel College, Oxford, England.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)

================================================================================

             NAME OF ISSUER
           AND TITLE OF ISSUE                                                 SHARES                VALUE (NOTE A)
           ------------------                                                 ------                --------------

COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA - SHANGHAI "B" SHARES
   COAL - (0.7%)
     Inner Mongolia Yitai Coal *..........................................   3,281,000               $    964,614
                                                                                                     ------------

   ELECTRIC UTILITIES - (2.9%)
     Heilongjiang Electric Power Co., Ltd.................................   3,035,500                  2,270,554
     Zhejiang Southeast Electric Power Co., Ltd. *........................   5,229,000                  1,798,776
                                                                                                     ------------
                                                                                                        4,069,330
                                                                                                     ------------
   TRANSPORTATION - (1.0%)
     Shanghai Dazhong Taxi Co., Ltd.......................................   1,986,140                  1,314,825
     Tientsin Marine Shipping Co., Ltd....................................     126,000                     52,920
                                                                                                     ------------
                                                                                                        1,367,745
                                                                                                     ------------
   TRAVEL & TOURISM - (1.1%)
     Huangshan Tourism Development Co., Ltd...............................   2,826,000                  1,520,388
                                                                                                     ------------

         TOTAL SHANGHAI "B" SHARES - (Cost  $6,110,074)                                     5.7%        7,922,077
                                                                                          -----      ------------

CHINA - SHENZHEN "B" SHARES
   HOUSEHOLD APPLIANCES - (1.1%)
     Wuxi Little Swan Co., Ltd............................................   1,343,082                  1,479,020
                                                                                                     ------------

   INDUSTRIALS - (0.6%)
     Shenzhen Fangda Building Material Co., Ltd...........................     900,000                    919,055
                                                                                                     ------------

         TOTAL SHENZHEN "B" SHARES - (Cost  $1,780,050)                                     1.7%        2,398,075
                                                                                          -----      ------------

         TOTAL CHINA - (Cost  $7,890,124)                                                   7.4%       10,320,152
                                                                                          -----      ------------
HONG KONG
   DIVERSIFIED - (10.9%)
     China Resources Enterprise, Ltd......................................   2,030,000                  3,485,541
     Citic Pacific, Ltd...................................................   1,300,000                  3,994,319
     Guangdong Investment, Ltd............................................   3,206,000                  1,127,853
     Hutchison Whampoa, Ltd...............................................     480,000                  2,968,242
     Shanghai Industrial Holdings, Ltd....................................   1,060,000                  3,633,230
                                                                                                     ------------
                                                                                                       15,209,185
                                                                                                     ------------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)

================================================================================

             NAME OF ISSUER
           AND TITLE OF ISSUE                                                 SHARES                VALUE (NOTE A)
           ------------------                                                 ------                --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
   FOOD & BEVERAGES - (5.4%)
     China Food Holdings, Ltd..........................................      7,318,000               $  2,574,432
     Ng Fung Hong, Ltd.................................................      5,476,000                  4,948,619
                                                                                                     ------------
                                                                                                        7,523,051
                                                                                                     ------------
   INFRASTRUCTURE - (6.7%)
     Cheung Kong Infrastructure Holdings Ltd...........................      1,889,000                  4,792,002
     New World Infrastructure, Ltd.....................................      2,100,000                  4,513,943
                                                                                                     ------------
                                                                                                        9,305,945
                                                                                                     ------------
   PROPERTY DEVELOPER - (1.2%)
     China Resources Beijing Land Co...................................      3,200,000                  1,693,777
                                                                                                     ------------

   TELECOMMUNICATIONS - (3.2%)
     China Telecom (Hong Kong), Ltd....................................      2,400,000                  4,554,609
                                                                                                     ------------

   TRANSPORTATION - (3.0%)
     China Merchants Holdings Co., Ltd.................................      2,500,000                  1,984,896
     Cosco Pacific, Ltd................................................      3,213,000                  2,177,672
                                                                                                     ------------
                                                                                                        4,162,568
                                                                                                     ------------
         TOTAL HONG KONG - (Cost  $43,899,029)                                             30.4%       42,449,135
                                                                                          -----      ------------

HONG KONG - "H" SHARES
   AGRICULTURAL MACHINERY - (2.7%)
     First Tractor Co., Ltd. *.........................................      6,900,000                  3,852,633
                                                                                                     ------------

   CHEMICALS - (3.1%)
     Shanghai Petrochemical Co., Ltd...................................      9,500,000                  1,263,233
     Zhejiang Refining & Chemical Co., Ltd.............................     11,130,000                  3,053,350
                                                                                                     ------------
                                                                                                        4,316,583
                                                                                                     ------------
   ELECTRIC UTILITIES - (4.9%)
     Beijing Datang Power Generation Co., Ltd. *.......................      5,500,000                  2,236,638
     Harbin Power Equipment Co., Ltd...................................     10,292,000                  1,408,407
     Huaneng Power International, Inc..................................      4,600,000                  2,583,269
     Northeast Electrical Transmission & Transformation
     Machinery Manufacturing Co., Ltd. ................................      6,108,000                    630,829
                                                                                                     ------------
                                                                                                        6,859,143
                                                                                                     ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)

================================================================================

             NAME OF ISSUER
           AND TITLE OF ISSUE                                                 SHARES                VALUE (NOTE A)
           ------------------                                                 ------                --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG - "H" SHARES (CONTINUED)
   HOUSEHOLD APPLIANCES - (1.6%)
     Guangdong Kelon Electrical Holdings Co., Ltd......................      2,120,000               $  2,175,832
                                                                                                     ------------

   INFRASTRUCTURE - (3.0%)
     Shenzhen Expressway Co., Ltd......................................      2,404,000                    659,502
     Zhejiang Expressway Co., Ltd......................................     14,680,000                  3,543,971
                                                                                                     ------------
                                                                                                        4,203,473
                                                                                                     ------------
   TRANSPORTATION - (3.4%)
     China Eastern Airlines, Corp. *...................................     11,200,000                  1,286,858
     Qingling Motors Co., Ltd..........................................      8,006,000                  3,462,445
                                                                                                     ------------
                                                                                                        4,749,303
                                                                                                     ------------
         TOTAL HONG KONG - "H" SHARES - (Cost  $30,748,923)                                18.7%       26,156,967
                                                                                          -----      ------------

         TOTAL HONG KONG
            (INCLUDING "H" SHARES) - (Cost  $74,647,952)                                   49.1%       68,606,102
                                                                                          -----      ------------

UNITED STATES - "N" SHARES
   ELECTRIC UTILITIES - (2.9%)
     Huaneng Power International, Inc.*................................         97,000                  2,134,000
     Shandong Huaneng Power Development, Ltd...........................        265,000                  1,921,250
                                                                                                     ------------
         TOTAL UNITED STATES - "N" SHARES - (Cost  $4,179,271)                              2.9%        4,055,250
                                                                                          -----      ------------

         TOTAL COMMON STOCK AND OTHER
            EQUITY INTERESTS - (Cost $86,717,347)                                          59.4%       82,981,504
                                                                                       --------    --------------
                                                                               PAR VALUE/
                                                                                 SHARES
                                                                                 ------
DIRECT INVESTMENTS (NOTE B)

   CERAMIC PRODUCTS - (0.0%)
     Siu Fung Ceramics Concept Company, Ltd.
        (acquired 11/30/94)* (1).......................................          8,000                          0
                                                                                                     ------------

   CONSTRUCTION - (1.4%)
     Wai Kee China Investments (BVI) Company, Ltd.
        (acquired 10/23/95) (1) .......................................            180                  2,000,059
                                                                                                     ------------

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)

================================================================================

             NAME OF ISSUER                                                 PAR VALUE/
           AND TITLE OF ISSUE                                                 SHARES                VALUE (NOTE A)
           ------------------                                                 ------                --------------

DIRECT INVESTMENTS (CONTINUED)
   GRANITE AND MARBLE PRODUCTS - (0.5%)
     Companion Marble Holdings, Ltd., convertible bond,
        6.00%, 02/02/00 (acquired 02/20/97) (1) .......................   HK$5,000,000             $      645,524
                                                                                                     ------------

   HOUSEHOLD APPLIANCES - (10.1%)
     Guangdong Kelon Electrical Holdings Co., Ltd.
        (acquired 12/01/94)............................................     13,684,953                 14,045,362
                                                                                                     ------------

   INDUSTRIALS - (1.6%)
     China Southern Glass Co., Ltd.....................................        167,280                     32,393
     China Southern Glass Holding Co., Ltd., convertible bond,
        5.25%, 07/17/00 (acquired 04/07/95) (1) .......................   US$2,250,000                  2,250,000
                                                                                                     ------------
                                                                                                        2,282,393
                                                                                                     ------------
   INFRASTRUCTURE - (1.3%)
     Road King Infrastructure, Ltd. (acquired 03/29/96)................      1,969,200                  1,830,395
                                                                                                     ------------

   PLUMBING - (3.2%)
     A-S China Plumbing Products, Ltd. (acquired 04/14/94)* (1)........            450                  4,500,300
                                                                                                     ------------

   REAL ESTATE - (1.4%)
     New World Sun City, Ltd. (acquired 12/12/92)* (1).................             83                  1,989,408
                                                                                                     ------------

   TELECOMMUNICATIONS - (2.2%)
     CM Telecom International, Ltd., ordinary shares
        (acquired 01/11/94 and 11/10/94) ..............................     15,309,760                  3,042,264
                                                                                                     ------------

   TEXTILE - (0.0%)
     Wing Hong Holdings, Ltd. (acquired 05/31/95)* (1).................            150                          0
                                                                                                     ------------

   PROPERTY DEVELOPER - (0.7%)
     Shanghai Links Executive Community Ltd.
        (acquired 03/12/97)* (1).......................................        100,000                    100,000
     Shanghai Links Executive Community Ltd.,
     Class A preference shares (acquired 03/12/97)* (1) ...............        900,000                    900,000
                                                                                                     ------------
                                                                                                        1,000,000
                                                                                                     ------------
         TOTAL DIRECT INVESTMENTS - (Cost $33,620,770)                                     22.4%       31,335,705
                                                                                          -----      ------------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)

================================================================================

             NAME OF ISSUER                       CURRENT     MATURITY       PRINCIPAL
           AND TITLE OF ISSUE                      YIELD     (MM/DD/YY)       AMOUNT               VALUE (NOTE A)
           ------------------                      -----     ----------       ------               --------------


SHORT TERM INVESTMENTS
UNITED STATES
   U.S. GOVERNMENT SECURITIES - (13.5%)
     United States Treasury Bills...............   5.000%     05/21/98     $ 4,670,000               $  4,657,063
     United States Treasury Bills...............   4.990%     06/18/98      10,110,000                 10,043,458
     United States Treasury Bills...............   4.960%     07/09/98       4,210,000                  4,170,461
                                                                                                     ------------
                                                                                                       18,870,982
                                                                                                     ------------
   REPURCHASE AGREEMENT - (1.5%)
     State Street Bank and Trust Co.
        maturity value of $2,050,228 ...........   4.000%     05/01/98       2,050,000                  2,050,000
        (Dated 04/30/98, collateralized by
        $1,440,000 United States Treasury
        Bonds, 9.875%, 11/15/15, with a
         value of $2,092,683)

         TOTAL SHORT TERM
            INVESTMENTS - (Cost  $20,920,982)                                              15.0%       20,920,982
                                                                                          -----      ------------


TOTAL INVESTMENTS - (Cost  $141,259,099)                                                   96.8%      135,238,191
OTHER ASSETS AND LIABILITIES                                                                3.2%        4,498,710
                                                                                          -----      ------------


NET ASSETS                                                                                100.0%     $139,736,901
                                                                                          =====      ============


--------------------------------------------------------------------------------
Notes to Schedule of Investments
--------------------------------
* Denotes non-income producing security.


(1) These direct investments are restricted as to resale and do not have a readily available resale market. On the date of acquisition for each of these direct investments, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A, B and E to the Financial Statements.


See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)

================================================================================

ASSETS
  Investments in listed investments, at value (Cost $86,717,347) (Notes A and E) .......   $ 82,981,504
  Investments in direct investments, at value (Cost $33,620,770) (Notes A, B and E) ....     31,335,705
  Short term investments, at value (Cost $20,920,982) (Note A) .........................     20,920,982
  Cash, including foreign currency, at value (Cost $163,717) ...........................        163,769
  Receivable for investments sold ......................................................      5,063,521
  Dividends and interest receivable ....................................................        428,165
  Prepaid expenses .....................................................................         26,797
                                                                                           ------------
      TOTAL ASSETS .....................................................................    140,920,443
                                                                                           ------------

LIABILITIES
  Payable for investments purchased ....................................................        754,222
  Administration, custodian and transfer agent fees payable ............................        227,460
  Investment management fee payable (Note C) ...........................................        135,438
  Accrued expenses and other liabilities ...............................................         66,422
                                                                                           ------------
      TOTAL LIABILITIES ................................................................      1,183,542
                                                                                           ------------

TOTAL NET ASSETS .......................................................................   $139,736,901
                                                                                           ============

COMPOSITION OF NET ASSETS:
  Common stock, at par value ...........................................................   $    108,449
  Capital paid in excess of par ........................................................    145,464,116
  Net investment loss ..................................................................       (662,849)
  Accumulated net realized gain on investments and
    foreign currency transactions ......................................................        848,023
  Net unrealized depreciation on investments
    and foreign currency transactions ..................................................     (6,020,838)
                                                                                           ------------

TOTAL NET ASSETS .......................................................................   $139,736,901
                                                                                           ============

NET ASSET VALUE PER SHARE ..............................................................   $      12.88
($139,736,901 / 10,844,937 shares of common stock outstanding)                             ============

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

================================================================================

INVESTMENT INCOME
  Dividend income - listed investments ..............................   $    355,679
  Dividend income - direct investments ..............................        162,516
  Interest income - listed investments ..............................        246,540
  Interest income - direct investments ..............................        204,931
                                                                        ------------
      TOTAL INVESTMENT INCOME .......................................        969,666
                                                                        ------------

EXPENSES
  Investment Management fee (Note C) ................................      1,079,666
  Administration, custodian and transfer agent fees .................        317,651
  Directors' fees and expenses (Note C) .............................        128,932
  Legal fees ........................................................         79,343
  Shareholder services fee ..........................................         46,613
  Insurance .........................................................         36,696
  Printing and postage ..............................................         35,704
  Audit and tax service fees ........................................         32,233
  Miscellaneous expenses ............................................         21,721
                                                                        ------------
      Total Expenses ................................................      1,778,559
      Fees waived by the Investment Manager (Note C) ................       (146,044)
                                                                        ------------
      NET EXPENSES ..................................................      1,632,515
                                                                        ------------

NET INVESTMENT LOSS .................................................       (662,849)
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  Net realized loss on listed investment transactions ...............     (1,457,263)
  Net realized gain on direct investment transactions ...............      2,372,812
  Net realized loss on foreign currency transactions ................         (8,281)
                                                                        ------------
                                                                             907,268
                                                                        ------------
  Net change in unrealized depreciation on listed investments and
    foreign currency translations ...................................    (33,611,241)
  Net change in unrealized depreciation on direct investments .......     (5,506,107)
                                                                        ------------
                                                                         (39,117,348)
                                                                        ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS .................................    (38,210,080)
                                                                        ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..........................   $(38,872,929)
                                                                        ============

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


================================================================================

                                                                        SIX MONTHS ENDED
                                                                         APRIL 30, 1998     YEAR ENDED
                                                                           (UNAUDITED)   OCTOBER 31, 1997
                                                                           -----------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss .................................................   $    (662,849)   $    (218,014)
  Net realized gain on investments and
    foreign currency transactions .....................................         907,268       17,597,207
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations .....................     (39,117,348)      23,962,519
                                                                          -------------    -------------
  Net increase (decrease) in net assets resulting from operations .....     (38,872,929)      41,341,712
                                                                          -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income ...............................................              --         (848,349)
  Net realized gain on investments and foreign
    currency transactions .............................................      (5,425,599)         (56,651)
                                                                          -------------    -------------
  Total dividends and distributions to shareholders ...................      (5,425,599)        (905,000)
                                                                          -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS .................................     (44,298,528)      40,436,712
                                                                          -------------    -------------

NET ASSETS:
Beginning of period ...................................................     184,035,429      143,598,717
                                                                          -------------    -------------
End of period, including undistributed net investment
  income (loss) of ($662,849) and $0, respectively ....................   $ 139,736,901    $ 184,035,429
                                                                          =============    =============


See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED

================================================================================

                                                   SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 1998   -----------------------------------------------------------
                                                     (UNAUDITED)       1997            1996        1995         1994       1993
                                                      --------       --------       --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE (1)
Net asset value, beginning of period ...............  $  16.97       $  13.24       $  12.87    $  15.26    $  17.35    $  14.22

Net investment income (loss) .......................     (0.06)(2)      (0.02)(2)       0.06        0.10       (0.03)       0.04
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions .....................................     (3.53)          3.83           0.40       (1.88)      (0.39)       3.14
                                                      --------       --------       --------    --------    --------    --------
Total from investment operations ...................     (3.59)          3.81           0.46       (1.78)      (0.42)       3.18
                                                      --------       --------       --------    --------    --------    --------

Less distributions:
   Dividends from net investment income ............        --          (0.08)         (0.09)      (0.01)      (0.02)      (0.04)
   Dividends in excess of net investment income ....        --             --             --          --          --       (0.07)
   Distributions from net realized capital gains ...     (0.50)            --             --       (0.60)      (0.82)      (0.01)
                                                      --------       --------       --------    --------    --------    --------

Total distributions ................................     (0.50)         (0.08)         (0.09)      (0.61)      (0.91)      (0.05)
                                                      --------       --------       --------    --------    --------    --------

Dilution due to rights offering ....................        --             --             --          --       (0.76)         --
                                                      --------       --------       --------    --------    --------    --------

Net asset value, end of period .....................  $  12.88       $  16.97       $  13.24    $  12.87    $  15.26    $  17.35
                                                      ========       ========       ========    ========    ========    ========

Per share market value, end of period ..............  $  10.69       $  13.31       $  11.75    $  11.75    $  17.25    $  18.50
                                                      ========       ========       ========    ========    ========    ========

TOTAL INVESTMENT RETURN
  (BASED ON MARKET VALUE) ..........................    (16.91)%        13.88%          0.74%     (28.39)%      5.38%      32.66%
                                                      ========       ========       ========    ========    ========    ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................  $139,737       $184,035       $143,599    $139,513    $165,102    $138,932
Ratio of expenses to average net assets ............      2.15%(2)       2.15%(2)       2.56%       2.55%       2.49%       2.67%
Ratio of net investment income (loss)
  to average net assets ............................     (0.87)%        (0.11)%         0.49%       0.78%      (0.11)%      0.24%
Portfolio turnover rate ............................         9%            39%            41%         43%         58%         85%
Average commission rate(3) .........................  $ 0.0010       $ 0.0017       $ 0.0017          --          --          --

(1)  Based on average shares outstanding during the period.

(2)  The ratios of expenses to average net assets and the net investment income
     (loss) per share is after the waiver of a portion of the Investment Management Fee by the Investment Manager (Note C). Had the Investment Manager not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows:
     For the six months ended April 30, 1998, 2.34% and $(0.07) and, for the year ended October 31, 1997, 2.25% and $(0.04), respectively

(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)

================================================================================
NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the six months ended April 30, 1998, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two reputable brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Other securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

================================================================================
SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and will distribute any net realized capital gains annually. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.


NOTE B - VALUATION OF DIRECT INVESTMENTS
At April 30, 1998, Direct Investments amounting to $12,385,291 (8.9% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at current market values (See Note A - Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without ready market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management Hong Kong Limited (the "Investment Manager") serves as Investment Manager pursuant to an investment advisory and management agreement with the Fund (the "Management Agreement"). Effective March 13, 1998, the Management Agreement was amended to reduce the fee paid by the Fund to the Investment Manager for its services to the annual rate of 1.25% of the Fund's average weekly net assets. Prior to March 13, 1998, the Investment Manager was entitled to receive a fee for its services at the annual rate of 1.50% of the Fund's average weekly net assets. The Investment Manager agreed to waive 0.25% of its fee starting July 1, 1997. For the six months ended April 30, 1998, the total amount of Investment Management Fees waived was $146,044. HSBC Private Equity Management Hong Kong Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee by the Investment Manager.

================================================================================
No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- INVESTMENT TRANSACTIONS
For the six months ended April 30, 1998, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $12,038,160 and $30,771,588, respectively. At April 30, 1998, the cost of investments for book and federal income tax purposes was substantially the same. Gross unrealized appreciation of investments was $20,341,745, while gross unrealized depreciation of investments was $26,362,653, resulting in net unrealized appreciation of investments of $(6,020,908).

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

THE CHINA FUND, INC.
OTHER INFORMATION

================================================================================

RESULTS OF ANNUAL STOCKHOLDER MEETING

1) ELECTION OF DIRECTORS - The stockholders of the Fund elected Michael F. Holland, Burton Levin and James J. Lightburn to the Board of Directors to hold office until the Annual Meeting of Stockholders held in 2001.

                                           For                      Abstain
                                           ---                      -------
     Michael F. Holland                 7,640,632                    97,852
     Burton Levin                       7,638,271                    99,879
     James J. Lightburn                 7,637,241                   100,909


2) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS - The stockholders of the Fund ratified the selection of KPMG Peat Marwick LLP as independent auditors of the Fund for the fiscal year ending October 31, 1998.

               For                       Against                  Abstain
               ---                       -------                  -------
            7,658,497                    42,592                    38,409

3) APPROVAL OF THE AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT - The stockholders of the Fund approved the Amended Investment Advisory and Management Agreement between the Fund and HSBC Asset Management Hong Kong Limited, which reduced the Fund's investment management fee from 1.50% to 1.25% of the Fund's average weekly net assets.

               For                       Against                  Abstain
               ---                       -------                  -------
            6,759,386                    665,552                   65,411

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

================================================================================
The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(CONTINUED)

================================================================================
The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

                 (This page has been left blank intentionally.)

THE CHINA FUND, INC.

================================================================================
UNITED STATES ADDRESS
The China Fund, Inc.
140 Broadway, 5th Floor
New York, NY  10005
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
John W. English,  Director and Chairman of the Board
Bernard H. Asher, Director
Sir Alan Donald KCMG, Director
Michael F. Holland,  Director
Burton Levin,  Director
James J. Lightburn,  Director
Joe O. Rogers,  Director
Alan Tremain, O.B.E.,  Director
Nigel S. Tulloch,  Director
Thomas R. Callahan,  Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr.,  Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management Hong Kong Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity Management Hong Kong Limited

SHAREHOLDER SERVICING AGENT
Dewe Rogerson, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

LEGAL COUNSEL
Rogers & Wells LLP